Exhibit 10.2

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR ARE EXEMPT FROM SUCH REGISTRATION. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") OR BY ANY STATE SECURITIES ADMINISTRATION OR REGULATORY AUTHORITY.

SUBSCRIPTION AGREEMENT

SILVERADO GOLD MINES LTD.

SUBSCRIPTION AGREEMENT made as of this day of , 2006 between Silverado Gold Mines Ltd., a British Columbia company with its corporate office at Suite 505, 1111 West Georgia Street, Vancouver, British Columbia, Canada V6E 4M3 (the "Company") and the undersigned (the "Subscriber").

WHEREAS:

A.

The Company is offering __________ shares (the “Shares”) at a price of $ US per Share pursuant to Rule 506 of Regulation D of the United States Securities Act of 1933 (the “1933 Act”) and applicable state securities laws (the "Offering").

B.	The Subscriber is an “accredited investor”, as defined in Rule 501 of Regulation D of the 1933 Act.

C.	The Subscriber desires to acquire the number of Shares of the Offering set forth on the signature page hereof on the terms and subject to the conditions of this Subscription Agreement.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1.        SUBSCRIPTION FOR SHARES

1.1      Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Shares as is set forth upon the signature page hereof at a price equal to $ US per Share (the “Subscription Price”). Upon execution, the subscription by the Subscriber will be irrevocable.

1.2      The Subscriber will complete the purchase of the Shares at closing by delivering to the Company the following:

(A)	payment of the Subscription Price by wire, bank draft, or cashier’s cheque payable to the Company and if other than by wire, sent via Fed/ Ex to the Company; and

(B)	the Investor Questionnaire Form, in the form delivered by the Company to the Subscriber.

1.3      Upon execution of this Subscription Agreement by the Company, the Company agrees to sell the Shares to the Subscriber for the Subscription Price subject to the Company's right to sell to the Subscriber such lesser number of Shares as it may, in its sole discretion, deem necessary or desirable.

1.4      The Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this Subscription Agreement to the Subscriber's address indicated herein.

1.5      The Subscriber acknowledges and agrees that the subscription for the Shares and the Company's acceptance of the subscription is not subject to any minimum subscription for the Offering.

1.6      Any acceptance by the Company of this Subscription is conditional upon compliance with all federal and state securities laws and other applicable laws of the state or foreign jurisdiction in which the Subscriber is resident. The Subscriber will deliver to the Company all other documentation, agreements, representations and requisite government forms required by the lawyers for the Company as required to comply with all securities laws and other applicable laws of the jurisdiction of the Subscriber.

2.       RESTRICTED SHARE AGREEMENTS OF THE SUBSCRIBER AND REGISTRATION RIGHTS

2.1      The Subscriber agrees to resell the Shares only in accordance with the provisions of the 1933 Act and applicable state securities laws.

2.2      The Subscriber acknowledges and agrees that all certificates representing the Shares, are or will be “restricted securities” under the 1933 Act and will be endorsed with the following legend in accordance with Regulation D of the Act or such similar legend as deemed advisable by the lawyers for the Subscriber to ensure compliance with the 1933 Act:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT.”

3.        REPRESENTATIONS AND WARRANTIES BY SUBSCRIBER

3.1      The Subscriber represents and warrants to the Company and acknowledges that the Company is relying upon the Subscriber’s representations and warranties in agreeing to sell the Shares to the Subscriber that:

EACH SUBSCRIBER MUST INITIAL THEIR ACCREDITED INVESTOR STATUS WHERE INDICATED BELOW TO CONFIRM THEIR ACCREDITED INVESTOR STATUS:

(A) Accredited Investor Status (Initial)

The Subscriber is an “Accredited Investor” as defined by Rule 501 of Regulation D of the 1933 Act.

An “Accredited Investor” , as such term is defined in Rule 501 of Regulation D of the 1933 Act, means any of the following:

(1)      Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase, exceeds $1,000,000;

(2)      Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(3)      Any director, executive officer of the Company;

(4)     Any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 503(b)(2)(ii);

(5)     Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(6)      Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership. not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(7)      Any bank as defined in Section 3(a)(2) of the Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity;

(8)      Any insurance company as defined in Section 2(13) of the Act;

(9)      Any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

(10)   Any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

(11)   Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

(12)   Any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, if the employee benefit plan has total assets in excess of $5,000,000, or if a self-directed plan, with investment decisions made solely by persons that are accredited investors; and

(13)   Any entity in which all of the equity owners are accredited investors.

(B)     High Degree of Risk

The Subscriber recognizes that the purchase of Shares involves a high degree of risk in that the Company is in the early stages of development of its business and may require substantial funds in addition to the proceeds of this private placement;

(C)     Speculative Investment

An investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares;

(D)     Restricted Securities

The Subscriber understands that the Shares it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances. In this connection, the Subscriber represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act;

(E)     Investment Knowledge and Experience of Subscriber

The Subscriber is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters such that it is capable of evaluating the merits and risks of the investment in the Shares. The Subscriber can bear the economic risk of this investment, and was not organized for the purpose of acquiring the Shares;

(F)     Company Information

The Subscriber believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Shares, including copies of the Company’s financial statements, including audited financial statements, and copies of the Company’s filings with the United States Securities and Exchange Commission. The Subscriber further represents that it has had an opportunity to ask questions and receive answers from the Company and the officers and directors of the Company regarding the terms and conditions of the Offering and the business, properties, prospects and financial condition of the Company. The Subscriber has had full opportunity to discuss this information with the Subscriber’s legal and financial advisers prior to execution of this Subscription Agreement;

(G)     No SEC Review

The Subscriber hereby acknowledges that this offering of Shares has not been reviewed by the United States Securities and Exchange Commission ("SEC") and that the Shares are being issued by the Company pursuant to an exemption from registration provided by Rule 506 of Regulation D of the 1933 Act;

(H)     Purchase Entirely for Own Account

The Shares will be acquired by the Subscriber for investment for the Subscriber's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same. The Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares or any securities comprising or underlying the Shares.

(I)     No Advertisements

The Subscriber is not aware of any advertisement of the Shares;

(J)     Authorization

The Subscriber has full power and authority to enter into this Agreement and this Agreement constitutes a valid and legally binding obligation of the Subscriber, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(K)     Laws of Jurisdiction of Subscriber

The Subscriber has satisfied himself or herself as to the full observance of the laws of his or her jurisdiction in connection with any invitation to subscribe for the Shares and/or any use of this Agreement, including (i) the legal requirements within his/her jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares.

4.      REPRESENTATIONS BY THE COMPANY

4.1     The Company represents and warrants to the Subscriber that:

(A)

The Company is a corporation duly organized, existing and in good standing under the laws of the Province of British Columbia and has the corporate power to conduct the business which it conducts and proposes to conduct.

(B)	Upon issue, the Shares will be duly and validly issued, fully paid and non- assessable common shares of the Company.

5.       MISCELLANEOUS

5.1     Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at its corporate office, at Suite 505, 1111 West Georgia Street, Vancouver, British Columbia, Canada V6E 4M3, Attention: Mr. Garry L. Anselmo, President, and to the Subscriber at his address indicated on the last page of this Subscription Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

5.2     The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

5.3     This Agreement may be executed in counterpart, each of which shall be deemed an original, all of which together shall constitute one and the same instrument.

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5.4    Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the Province of British Columbia.

IN WITNESS WHEREOF, this Subscription Agreement is executed as of the day and year first written above.

Number of Shares Subscribed For:

Signature of Subscriber or
Authorized Signatory for Subscriber
(if Subscriber is not an individual):

Name of Authorized Signatory for
Subscriber
(if Subscriber is not an individual):

Name of Subscriber:

Address of Subscriber:

Jurisdiction of Incorporation of Subscriber:
(If Subscriber is a Corporation)

ACCEPTED BY:
SILVERADO GOLD MINES LTD.

Signature Of Authorized Signatory:

Name of Authorized Signatory:	Garry L. Anselmo

Position of Authorized Signatory:	President

Date of Acceptance: